UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 2


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) AUGUST 13, 2004
                                                         ---------------

                              SPEAR & JACKSON, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                      000-32013               91-2037081
          ------                      ---------               ----------
 (State or other jurisdiction        (Commission             (IRS Employer
     or incorporation)               File Number)          Identification No.)


      6001 PARK OF COMMERCE BOULEVARD, SUITE 200, BOCA RATON, FLORIDA 33431
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (561) 999-9011
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          On November 19, 2004, Chantrey Vellacott DFK was engaged as the independent registered public accounting firm for Spear & Jackson, Inc. As previously reported, Sherb & Co. LLP resigned as Spear & Jackson's independent accountant on August 13, 2004.

          Prior to their appointment as the Company's primary auditor, Chantrey Vellacott DFK performed significant auditing procedures relating to the Company's non-United States subsidiaries. In connection with these auditing procedures, the Company discussed a variety of matters, including the application of accounting principles and auditing standards. However, these discussions occurred in the normal course of the Company's professional relationship with Chantrey Vellacott DFK and were not a condition of retaining them as Spear & Jackson's primary auditor.

          There have been no disagreements between the Company and the former certifying accountant, Sherb & Co. LLP, for which Chantrey Vellacott DFK was consulted.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPEAR & JACKSON, INC.



                                       By: /s/ WILLIAM FLETCHER
                                           --------------------
                                           William Fletcher
                                           Chief Executive Officer

DATED:  December 16, 2004



                                        3